VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT (unaudited)

DECEMBER 31, 2022

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

No independent auditor has expressed an opinion or any other form of assurance with respect to any information contained in this annual report.

The investment results presented in this report are historical and are no indication of future performance.

VARIABLE ACCOUNT A

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS (unaudited)

AT DECEMBER 31, 2022

Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market Portfolio	$9,967,068	9,967,069	$1.00	$9,967,069	$-	$(182,099)	$9,784,970
U.S. Government Bond Portfolio	2,935,660	264,986	9.60	2,543,863	5,549	(49,906)	2,499,505
Advantage Large Cap Core Portfolio	23,819,475	965,504	20.86	20,140,409	-	(408,381)	19,732,029
Capital Appreciation Portfolio	20,058,627	476,173	32.11	15,289,928	-	(443,724)	14,846,204
Sustainable Balanced Portfolio	38,973,132	2,382,282	13.76	32,780,199	-	(749,215)	32,030,984
High Yield Porfolio	1,264,896	248,599	4.73	1,175,873	6,163	(32,541)	1,149,495
Global Allocation Portfolio	6,444,382	417,027	13.74	5,729,948	-	(79,133)	5,650,815

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Government Money Market Division	U.S. Government Bond Division	Advantage Large Cap Core Division	Capital Appreciation Division	Sustainable Balanced Division	High Yield Division	Global Allocation Division
Investment Income:
Dividends	$114,325	$48,762	$258,175	$38,367	$313,801	$88,201	$-
Expenses:
Risk Charges and Administrative Expenses	(54,789)	(15,143)	(127,169)	(105,071)	(204,670)	(9,664)	(37,133)
Transaction Charges	-	-	-	-	-	-	-

Net Investment Income (Loss)	59,536	33,619	131,006	(66,704)	109,131	78,537	(37,133)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	-	(24,933)	(332,907)	724,856	(46,515)	(280,264)	(1,968)
Net Unrealized Losses	-	(420,308)	(5,968,210)	(12,479,133)	(7,303,437)	(137,025)	(1,281,859)
Capital Gain Distributions	-	-	650,721	1,634,874	365,933	-	186,460

Net Losses	-	(445,241)	(5,650,396)	(10,119,403)	(6,984,019)	(417,289)	(1,097,367)

Net Increase (Decrease) in Net Assets Resulting from Operations	59,536	(411,622)	(5,519,390)	(10,186,107)	(6,874,888)	(338,752)	(1,134,500)

Transfers of Net Premiums	122,186	31,332	101,825	67,653	181,900	7,158	26,834
Transfers of Policy Loading, Net	(1,080)	266	294	(67)	587	-	(1)
Transfers Due to Deaths	(175,023)	(91,804)	(885,153)	(1,315,329)	(2,193,537)	(31,783)	(122,640)
Transfers Due to Other Terminations	(676,183)	(28,583)	(631,602)	(303,190)	(669,237)	(325)	(3,319)
Transfers Due to Policy Loans	60,876	9,611	28,692	108,650	21,140	1,068	12,617
Transfers of Cost of Insurance	(359,083)	(75,447)	(622,764)	(539,467)	(866,061)	(46,606)	(133,641)
Transfers of Net Loan Cost	(68,601)	(4,074)	(36,488)	(30,055)	(52,629)	9,280	(11,036)
Transfers Among Investment Divisions	797,623	(51,176)	(154,409)	(299,982)	(486,885)	109,035	85,794

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(299,285)	(209,875)	(2,199,605)	(2,311,788)	(4,064,722)	47,828	(145,392)

Total Decrease in Net Assets	(239,749)	(621,497)	(7,718,995)	(12,497,895)	(10,939,610)	(290,924)	(1,279,892)
Net Assets - Beginning of Year	10,024,719	3,121,002	27,451,024	27,344,099	42,970,594	1,440,419	6,930,707

Net Assets - End of Year	$9,784,970	$2,499,505	$19,732,029	$14,846,204	$32,030,984	$1,149,495	$5,650,815

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Government Money Market Division	U.S. Government Bond Division	Advantage Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division
Investment Income:
Dividends	$4	$39,629	$216,634	$7,105	$434,997	$151,868	$83,793
Expenses:
Risk Charges and Administrative Expenses	(53,117)	(18,211)	(146,228)	(144,478)	(240,246)	(18,578)	(44,576)
Transaction Charges	-	-	-	-	-	-	-

Net Investment Income (Loss)	(53,113)	21,418	70,406	(137,373)	194,751	133,290	39,217

Gains and (Losses) on Investments:
Net Realized Gains	-	1,415	509,252	1,261,155	1,105,058	115,421	131,407
Net Unrealized Gains (Losses)	-	(89,487)	713,522	(677,375)	(1,178,500)	(108,880)	(515,328)
Capital Gain Distributions	638	-	5,016,060	4,471,236	6,154,337	-	785,539

Net Gains and (Losses)	638	(88,072)	6,238,834	5,055,016	6,080,895	6,541	401,618

Net Increase (Decrease) in Net Assets Resulting from Operations	(52,475)	(66,654)	6,309,240	4,917,643	6,275,646	139,831	440,835

Transfers of Net Premiums	129,141	33,394	107,314	75,141	200,376	8,261	27,793
Transfers of Policy Loading, Net	988	(232)	(180)	(379)	(274)	-	58
Transfers Due to Deaths	(348,386)	(245,124)	(1,153,107)	(566,165)	(1,745,086)	(149,341)	(30,635)
Transfers Due to Other Terminations	(222,245)	(64,841)	(544,165)	(577,298)	(1,524,790)	(130,827)	(150,585)
Transfers Due to Policy Loans	54,690	24,373	61,711	178,527	269,610	(1,731)	(7,205)
Transfers of Cost of Insurance	(279,002)	(76,320)	(578,925)	(571,208)	(939,736)	(117,152)	(155,413)
Transfers of Net Loan Cost	(10,375)	(3,622)	(46,367)	(35,972)	(55,372)	(32,082)	(9,680)
Transfers Among Investment Divisions	1,480,270	43,740	(84,833)	(182,281)	554,381	(1,654,602)	(156,676)

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	805,081	(288,632)	(2,238,552)	(1,679,635)	(3,240,891)	(2,077,474)	(482,343)

Total Increase (Decrease) in Net Assets	752,606	(355,286)	4,070,688	3,238,008	3,034,755	(1,937,643)	(41,508)
Net Assets - Beginning of Year	9,272,113	3,476,288	23,380,336	24,106,091	39,935,839	3,378,062	6,972,215

Net Assets - End of Year	$10,024,719	$3,121,002	$27,451,024	$27,344,099	$42,970,594	$1,440,419	$6,930,707

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 1-ORGANIZATION

Variable Account A of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Five investment divisions of the Account are invested solely in the shares of five corresponding portfolios of the BlackRock Series Fund, Inc., and the remaining two investment divisions are invested solely in the shares of two corresponding separate portfolios of the BlackRock Series Fund II, Inc. (Series Funds), both are diversified open-end management investment companies registered under the 1940 Act. The Series Funds’ investment advisor is BlackRock Advisors, LLC.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021, the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary, Kimberly M. Steiner of Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing would require significant reserve strengthening based on estimates using prior year-end data and assumptions. Monarch Life requested WTW to consider using the methodologies used in prior years rather than implementing the assumptions from the Analysis given the recency of the publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact and applicability to Monarch Life’s policies. Based on past experience studies, management’s position is that their policies and experience more closely aligns with the data in the 2013 IDI Basic table, not the Analysis. However, in February 2022, WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is large relative to Monarch Life’s current net disability income claim reserve of $140.4 million; an increase of approximately 17.8%. Monarch Life did not make any reserve strengthening adjustments relative to the Analysis in its 2021 Annual Statement. WTW then issued an adverse statement of actuarial opinion, and Monarch Life informed the Massachusetts Division of Insurance of this actuarial opinion.

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 1-ORGANIZATION (continued)

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, subsequently engaged Milliman, Inc.(Milliman), to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Given the importance of the matter, Monarch Life management and the Rehabilitator determined that a second review was appropriate before making such a significant reserve adjustment. Milliman was retained in March 2022, initially, to assess the adequacy of Monarch Life’s disability income reserves at December 31, 2021. This involved a detailed actuarial review of the statutory reserves supporting the Monarch Life disability income block at December 31, 2021, with emphasis on claim termination rates and the applicability of the Analysis. Milliman was engaged with the express understanding that it would be given any information it wished, a mandate to do whatever work it deemed necessary, and with no expectation as to its ultimate conclusions. Milliman completed an independent experience analysis of claim termination rates for Monarch Life’s disability income business reflecting experience from January 1, 2007 through December 31, 2021, and performed additional retrospective testing. Milliman ultimately determined in May 2022 that the reserve basis used by Monarch Life for its disability income business was reasonable and adoption of the claim termination rates included in the Analysis was not required. Rather, Milliman and management determined that Monarch Life’s experience was credible and more closely aligns with the data within the 2013 IDI Basic table. This information was also shared with WTW.

Milliman was then engaged in June 2022 to do a full independent assessment concerning all of Monarch Life’s statutory reserves at December 31, 2021. That process was completed and Milliman issued an unqualified actuarial opinion in September 2022 (on the reserve balance as of December 31, 2021). Due to the difference in professional opinion regarding the applicability of the Analysis, and the above described work and conclusions that Monarch Life’s experience more closely aligns with the data in the 2013 IDI Basic table, on August 31, 2022, the appointment of Kimberly M. Steiner of WTW as Appointed Actuary was terminated, and Andrew H. Dalton of Milliman was appointed as Appointed Actuary of Monarch Life.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowner’s participating in the Account.

Effective April 8, 2022, the Balanced Capital Fund was renamed Sustainable Balanced Fund.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Series Funds are valued at fair value, which is the reported net asset value per share of the respective portfolios of the Series Fund each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Series Funds are reinvested in additional shares of the Series Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2022, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Series Funds by the Account for the year ended December 31, 2022, are shown below:

	Purchases	Sales
Government Money Market Portfolio	$8,614,685	$8,847,086
U.S. Government Bond Portfolio	86,356	283,714
Advantage Large Cap Core Portfolio	1,349,901	2,776,945
Capital Appreciation Portfolio	1,828,073	2,460,498
Sustainable Balanced Portfolio	884,940	4,380,962
High Yield Portfolio	3,226,791	3,146,569
Global Allocation Portfolio	283,447	295,077

NOTE 4 - EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .90% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

	2022			2021
	Issued	Redeemed	Net Decrease	Issued	Redeemed	Net Increase (Decrease)
Government Money Market Division	208,024	(215,568)	(7,544)	136,599	(116,057)	20,542
U.S. Government Bond Division	442	(2,742)	(2,300)	574	(2,971)	(2,397)
Advantage Large Cap Core Division	890	(5,369)	(4,479)	470	(4,685)	(4,215)
Capital Appreciation Division	383	(5,886)	(5,503)	618	(3,936)	(3,318)
Sustainable Balanced Division	1,391	(25,750)	(24,359)	5,535	(23,257)	(17,722)
High Yield Division	31,898	(33,632)	(1,734)	175	(19,576)	(19,401)
Global Allocation Division	889	(2,389)	(1,500)	201	(5,380)	(5,179)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowner’s who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2022, 2021, 2020, 2019, and 2018 consists of the following:

	At December 31,					For the year ended December 31,
		Separate Account Index			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**			Total Return***
2022	Units	Lowest to Highest					Lowest to Highest			Lowest to Highest
Government Money Market Division	241,965	$35.88	to	$42.49	$9,967,066	1.19%	.50%	to	.90%	0.36%	to	0.76%
U.S. Government Bond Division	27,819	79.10	to	93.67	2,549,410	1.76%	.50%	to	.90%	(13.66%)	to	(13.32%)
Advantage Large Cap Core Division	44,696	392.36	to	464.65	20,140,410	1.15%	.50%	to	.90%	(20.61%)	to	(20.29%)
Capital Appreciation Division	45,058	292.76	to	346.71	15,289,929	0.20%	.50%	to	.90%	(38.14%)	to	(37.90%)
Sustainable Balanced Division	211,452	136.88	to	159.29	32,780,198	0.87%	.50%	to	.90%	(16.51%)	to	(16.18%)
High Yield Division	12,351	85.70	to	99.33	1,182,035	5.41%	.50%	to	.90%	(11.43%)	to	(11.08%)
Global Allocation Division	56,476	91.75	to	105.84	5,729,949	0.00%	.50%	to	.90%	(16.48%)	to	(16.14%)

2021
Government Money Market Division	249,509	$35.75	to	$42.17	$10,199,465	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	30,119	91.62	to	108.07	3,188,682	1.19%	.50%	to	.90%	(2.25%)	to	(1.86%)
Advantage Large Cap Core Division	49,175	494.18	to	582.92	27,868,571	0.84%	.50%	to	.90%	27.29%	to	27.80%
Capital Appreciation Division	50,561	473.29	to	558.28	27,676,626	0.03%	.50%	to	.90%	20.14%	to	20.61%
Balanced Capital Division	235,811	163.94	to	190.03	43,626,167	1.03%	.50%	to	.90%	15.61%	to	16.07%
High Yield Division	14,085	96.76	to	111.70	1,519,293	4.87%	.50%	to	.90%	4.97%	to	5.38%
Global Allocation Division	57,976	109.85	to	126.21	7,025,403	1.15%	.50%	to	.90%	5.84%	to	6.26%

2020
Government Money Market Division	228,967	$36.07	to	$42.38	$9,433,393	0.27%	.50%	to	.90%	(0.63%)	to	(0.23%)
U.S. Government Bond Division	32,516	93.72	to	110.11	3,513,248	1.99%	.50%	to	.90%	5.69%	to	6.11%
Advantage Large Cap Core Division	53,390	388.24	to	456.13	23,702,243	1.34%	.50%	to	.90%	18.92%	to	19.40%
Capital Appreciation Division	53,879	393.97	to	462.87	24,455,313	0.03%	.50%	to	.90%	38.91%	to	39.47%
Balanced Capital Division	253,533	141.80	to	163.71	40,458,856	1.67%	.50%	to	.90%	14.72%	to	15.17%
High Yield Division	33,486	92.18	to	106.00	3,433,200	5.50%	.50%	to	.90%	6.87%	to	7.29%
Global Allocation Division	63,155	103.79	to	118.78	7,216,518	1.45%	.50%	to	.90%	19.79%	to	20.27%

2019
Government Money Market Division	219,005	$36.30	to	$42.48	$9,059,910	1.78%	.50%	to	.90%	0.87%	to	1.27%
U.S. Government Bond Division	31,685	88.68	to	103.77	3,233,385	2.59%	.50%	to	.90%	5.83%	to	6.25%
Advantage Large Cap Core Division	59,046	326.46	to	382.03	21,951,759	1.40%	.50%	to	.90%	27.94%	to	28.45%
Capital Appreciation Division	61,167	283.61	to	331.89	19,897,927	0.10%	.50%	to	.90%	31.60%	to	32.12%
Balanced Capital Division	282,239	123.61	to	142.14	39,138,095	1.97%	.50%	to	.90%	20.97%	to	21.45%
High Yield Division	35,558	86.26	to	98.79	3,399,408	5.78%	.50%	to	.90%	14.01%	to	14.46%
Global Allocation Division	84,478	86.64	to	98.76	7,988,203	1.51%	.50%	to	.90%	17.07%	to	17.54%

2018
Government Money Market Division	300,800	$35.99	to	$41.95	$12,261,576	1.42%	.50%	to	.90%	0.49%	to	0.90%
U.S. Government Bond Division	32,410	83.79	to	97.67	3,111,464	2.54%	.50%	to	.90%	(0.13%)	to	0.27%
Advantage Large Cap Core Division	68,413	255.17	to	297.42	19,780,025	1.47%	.50%	to	.90%	(5.96%)	to	(5.59%)
Capital Appreciation Division	73,410	215.50	to	251.19	18,094,643	0.30%	.50%	to	.90%	1.47%	to	1.88%
Balanced Capital Division	317,714	102.18	to	117.04	36,262,238	1.80%	.50%	to	.90%	(3.53%)	to	(3.15%)
High Yield Division	19,956	75.66	to	86.31	1,670,455	5.72%	.50%	to	.90%	(3.19%)	to	(2.80%)
Global Allocation Division	93,974	74.00	to	84.02	7,578,157	1.37%	.50%	to	.90%	(8.10%)	to	(7.73%)
2019 Division	7,187	23.56	to	25.50	183,268	—	.84%	to	1.24%	0.47%	to	0.88%

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Series Fund, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITING AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2022 which require recognition or disclosure in the financial statements.